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                                                                  Exhibit 10.10


             FIRST AMENDMENT TO SECURITY AND LOAN AGREEMENT
                       AND ADDENDUM, EXHIBIT "A", THERETO

This First Amendment ("Amendment") amends that certain Security and Loan Agreement dated October 30, 1996, by and between Imperial Bank ("Bank") and General Automation, Inc. ("Borrower") and the Addendum. Exhibit "A," (the "Addendum") thereto, of even date, (collectively herein the Security and Loan Agreement and the Addendum are referred to as the ("Agreement") as follows:

1. The dollar figure "$1,500,000" in Section 1. of the Security and Loan Agreement is hereby amended to read as "$2,000,000."

2. Section 8.a. of the Addendum is hereby amended to read in its entirety as follows:

        "Maintain a minimum Book Net Worth of $5,000,000 as of 9/30/96 - and of $4,500,000 as of 12/31/96 and thereafter."

3.      Except as provided above, the Agreement remains unchanged.

4. This Amendment is effective as of January 27, 1997, and the parties hereby confirm that the Agreement as amended is in full force and effect.

GENERAL AUTOMATION, INC.
"Borrower"


By:   /s/  John R. Donnelley
   ----------------------------
           John R. Donnelley

Title: VP Finance
      -------------------------

IMPERIAL BANK
"Bank"


By:   /s/  Caroline Hawkins
   ----------------------------
          Caroline Hawkins

Title: Regional Vice President
      -------------------------